UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds

on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue

P.O. Box 209

Muscatine, Iowa 52761

Robert H. Solt	Stacy H. Winick
2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	Bell, Boyd & Lloyd PLLC 1615 L Street, N.W., Suite 1200 Washington, DC 20036
(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1. Reports to Shareholders.

PEARL MUTUAL FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2007

IMPORTANT NEWS:
SEE PAGE 1

www.pearlfunds.com

PEARL FUNDS

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund	PFAGX – Pearl Aggressive Growth Fund

2007 Semi-Annual Report

Page
NEWS FOR PEARL SHAREHOLDERS	1

Performance Review	2 - 3

Investment Strategy	3 - 5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12 - 13

General Information	13 - 15

Pearl Total Return Fund Financial Statements (unaudited)	16 - 18

Pearl Aggressive Growth Fund Financial Statements (unaudited)	19 - 21

Notes to Financial Statements (unaudited)	22 - 24

Pearl Total Return Fund Financial Highlights (unaudited)	25

Pearl Aggressive Growth Fund Financial Highlights (unaudited)	26

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of Robert H. Solt, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Richard R. Phillips, Vice President. Other Staff persons also provide research and analysis.

For more information on the entire Pearl Management Company Staff, go to www.pearlfunds.com – click on Management and Real, Live People.

Did you know?

We are shareholders too! All our Trustees, Officers, and employees,

plus our Manager and all its shareholders, are Pearl Funds shareholders.

Together we own more than $11 million of Pearl Funds shares.

We eat our own cooking!

If your Pearl Funds investment goes up or down, so does ours.

Board of Trustees

JOHN W. AXEL

JEFFREY R. BOEYINK

DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

CHARLES W. LARSON, JR.

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

Chairman of the Board

DR. JAMES P. STEIN

President

ROBERT H. SOLT

Senior Counsel

DAVID M. STANLEY

Vice President

RICHARD R. PHILLIPS

Portfolio Management Associate

KAREN M. BROOKHART

Compliance Associate

PEGGY A. CHERRIER

SHAREHOLDER SERVICES REPRESENTATIVE

CHRISTOPHER S. INGSTAD

Transfer Agent Representative

JACQUELINE M. JANOWSKI

Controller

RENATA R. LAMAR

Chief Compliance Officer

ANTHONY J. TOOHILL

August 23, 2007

NEWS FOR PEARL SHAREHOLDERS:

•	Pearl Total Return Fund gained 8.40% during the first six months of 2007 — outperforming 2 of the 3 comparison indexes. At August 23, 2007, this Fund was up 4.82% year-to-date.

•	Pearl Aggressive Growth Fund gained 11.67% during the first six months of 2007 — outperforming all 3 comparison indexes. At August 23, 2007, this Fund was up 7.18% year-to-date.

•

Pearl Total Return Fund outperformed the S&P 500 Index each year for the 8 years 1999-2006. Pearl Aggressive Growth Fund outperformed the S&P 500 each year since this Fund’s inception (July 2, 2001). Both Funds are again outperforming the S&P 500 in 2007 through August 23.

•

For the 5 years through June 30, 2007, Pearl Total Return Fund was up 104.22% and Pearl Aggressive Growth Fund was up 144.51%. Both Funds outperformed all 3 comparison indexes: Dow Jones Wilshire 5000 up 76.22%, MSCI World up 92.53%, and S&P 500 up 66.31%.

•	Pearl Total Return Fund outperformed all 3 comparison indexes during all these periods through June 30, 2007: 3, 5, and 10 years.

•	Pearl Aggressive Growth Fund outperformed all 3 comparison indexes during all these periods through June 30, 2007: 1, 3, and 5 years, plus the 6 years since this Fund’s inception.

•	All Pearl Funds performance figures are net: after deducting all expenses of each Fund and all expenses of all the mutual funds in its portfolio.

•

Both Pearl Funds are no-load — no sales charge, commission, or redemption fee (except a 2% fee on sale of shares owned 30 days or less). Both Funds continue making all investments on a no-load basis in 2007.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results. Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com. Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

Robert H. Solt	David M. Stanley	Richard R. Phillips

PEARL MUTUAL FUNDS

Performance Review as of June 30, 2007

First Half 2007 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes: *

For the six months ended 6-30-07:
Pearl Total Return Fund	+ 8.40%
Pearl Aggressive Growth Fund	+ 11.67%
Dow Jones Wilshire 5000 Index	+ 7.56%
MSCI World Index	+ 9.17%
Standard & Poor’s 500 Index	+ 6.96%

*	All total returns include dividends reinvested. Pearl Funds’ total returns are net – after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 15 for a description of each index.

Pearl Total Return Fund has outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006. Pearl Aggressive Growth Fund likewise has outperformed the S&P 500 for each year since this Fund began operations on July 2, 2001. Both Funds are again outperforming the S&P 500 in 2007, year-to-date through August 23.

According to a Wall Street Journal article (1-4-07, “Honor Roll of Market-Beating Funds”), Pearl Total Return Fund is one of 43 U.S. mutual funds that have the longest active streak of annually beating the S&P 500 Index (8 years,1999-2006). The information in the Wall Street Journal article was based on an analysis performed by Morningstar Inc. at the Wall Street Journal’s request. Bond funds, convertible-bond funds, and funds that invest exclusively overseas were not included. Pearl Mutual Funds and Pearl Management Company (the Funds’ Manager) cannot guarantee the accuracy or completeness of any statement or numerical data in the Wall Street Journal article.

2007 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during the first half of 2007 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets had strong gains during the first 6 months of 2007 despite a brief correction in February and March.

•

During the first half of 2007: U.S. growth-style stocks led U.S. value-style stocks. Morningstar U.S. Growth Index was up + 9.59% while Morningstar Value Index gained only + 6.50%. U.S. mid-capitalization stocks (+ 11.19%) outperformed large-cap (+ 6.71%) and small-cap stocks (+ 7.72%). Overall, foreign stocks performed better than U.S. stocks. Foreign small-to-mid-cap stocks outperformed foreign large-cap stocks. We believe these trends helped both Pearl Total Return Fund and Pearl Aggressive Growth Fund.

•

During the first half of 2007, a majority of Pearl Total Return Fund’s investments were in mutual funds we believe to be relatively conservative with below-average risk records. This Fund had a foreign stock emphasis, a large-cap to mid-cap emphasis, and an almost equally balanced position among value, blend, and growth styles. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. The Fund held only one pure bond fund, plus a balanced fund which held some fixed-income investments. The Fund was 88-92% invested in equity funds throughout the first 6 months of 2007. The Fund also held indirect investments in bonds and cash through the mutual funds in its portfolio (see page 4). We believe these decisions, and especially the mid-cap and foreign stock positions, helped performance. The Fund slightly increased its partial defensive position; this change slightly reduced performance during rising market periods but was helpful during weak market periods. Overall, we believe Pearl Total Return Fund’s partial defensive position reduced risk without significantly slowing performance (see p. 7).

•

Pearl Aggressive Growth Fund had a similar large-to-mid-cap leaning and foreign stock emphasis. This Fund had a growth-to-blend-style emphasis and a large investment in emerging markets funds. All of these 4 priorities contributed to the Fund’s outperformance of the comparison indexes in the first half of 2007. As its investment strategy requires, Pearl Aggressive Growth Fund is almost always fully invested (95% or more) in equity mutual funds. This fully-invested position helped performance during this period.

•

Both Funds owned shares of some mutual funds that are closed to new investors, and were able to make no-load purchases of some mutual funds that would require most investors to pay a sales charge. Both factors helped performance of both Funds. See page 4.

•

Both Pearl Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•

Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

•

All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, own more than $11 million of Pearl Funds shares. We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders — and a strong incentive to make the Funds’ performance their top priority.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively lower volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover (annualized rate) during the first half of 2007 was: 42% for Pearl Total Return Fund and 51% for Pearl Aggressive Growth Fund.

No-Load Investing. No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. Each Fund can invest only in no-load (no sales charge, no redemption fee), load-waived (no-load due to large purchases), or low-load (sales load and redemption fee together must not exceed 2%) mutual funds. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid all transaction costs — no sales charges, no commissions, no redemption fees — and both Funds did avoid them again in 2007 to date.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2007 to date were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Pearl Funds are able to select no-load investments from a very wide range of funds — even though many of those funds would require most investors to pay a sales charge.

Another potential benefit to Pearl Funds shareholders is that both Funds own shares of some mutual funds that are closed to most new investors. At June 30, 2007: Pearl Total Return Fund held 12 equity mutual funds and 6 of them were no longer open to new investors. These funds comprised 53% of Total Return Fund’s total assets. Of the 14 equity funds held by Pearl Aggressive Growth Fund, 4 were closed to new investors. These funds comprised 33% of this Fund’s total assets.

Investments. At June 30, 2007, 88.2% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 3.5% in a high-quality bond fund, and 8.3% in cash. Nearly all of the cash was held in high-yielding money market funds.

At June 30, 2007, 98.9% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 1.1% in cash (mostly money market funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at June 30, 2007, each Fund’s investment portfolio assets breakdown was:

	Total Return Fund		Aggressive Growth Fund
	(as a percentage of total assets)
Total Stocks		77.9%		93.2%
U.S. Stocks	25.2%		35.8%
Foreign Stocks	52.7%		57.4%
Bonds		2.5%		0.1%
Cash		16.7%		4.9%
Other		2.9%		1.8%

For example, Pearl Total Return Fund’s direct cash position was 8.3%, but it indirectly held 16.7% cash when the varying amounts of cash held by the mutual funds in this Fund’s portfolio were added.

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Investments of both Funds at June 30, 2007 are listed in the financial statements at pages 16 and 19. Each Fund’s most recent month-end portfolio holdings are available at www.pearlfunds.com.

Top 5 Mutual Fund Portfolio Holdings at June 30, 2007 (as a percentage of total assets): *

Pearl Total Return Fund:
Oakmark International Small Cap, Class I	19.13%
Dodge and Cox International Stock Fund	10.53%
First Eagle Overseas Fund, Class I	9.94%
Kinetics Paradigm Fund, Instl. Class	8.05%
LSV Value Equity Fund	7.07%
Pearl Aggressive Growth Fund:
Artisan International Small Cap, Inv. Class	17.40%
Janus Contrarian Fund	11.33%
Matthews Pacific Tiger Fund	11.15%
Fidelity Leveraged Company Stock Fund	10.36%
Lazard Emerging Markets Fund, Instl. Class	9.76%

*	This is not an offer or recommendation of the shares of any of the portfolio mutual funds mentioned herein.

Portfolio investments are subject to change at any time without notice, and changes have been made since June 30. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. As always, we must evaluate many positive and negative factors that may affect U.S. and global stock markets. This outlook was written on August 23, 2007 and represents our current views, which are subject to change.

We believe the positive factors now include interest rates, especially long-term rates, that are still relatively low; reasonable valuations of many stocks, especially U.S. large-cap stocks, in relation to earnings; global liquidity, with large cash amounts potentially available for investment; low core inflation rate; the historical trend of positive stock markets during the 3rd year of U.S. Presidential terms; and an increase in pessimism among investors and investment advisers during the July-August correction (we use this as a contrary indicator; history shows that buying stocks is more likely to be profitable when there is widespread pessimism rather than optimism).

We believe stock market risks include the age of this bull market (4 1/2 years); overvaluation of some categories of stocks; recent excessive investor optimism and speculation; impacts of housing weakness and subprime mortgage meltdown; disappointment if the U.S. economic slowdown (housing, earnings, employment, etc.) is worse than expected; Federal Reserve may move too slowly to reduce rates; higher inflation or inflation expectations; U.S. high consumer debt; U.S. low savings; U.S. unfunded entitlements; U.S. budget and current accounts deficits; vulnerability to shocks (oil, terrorist attack, pandemic, etc.); and panic by investors in a severe correction.

We believe total U.S. stock market risks remain high. However, we believe the reward/risk ratio is neutral near-term (1-3 months), moderately positive intermediate-term (4-12 months), and moderately positive long-term. We believe foreign stock market risks are also high but the near-term, intermediate-term, and long-term reward/risk ratios are slightly better than for the U.S.

We believe the many years of small-cap and value outperformance may have ended. Mid-cap stocks have recently outperformed, and we believe growth stocks may have begun to outperform.

Weighing these factors, Pearl Total Return Fund is now about 82% invested in equity mutual funds. This Fund’s investments have a continuing emphasis on foreign stock funds and an almost equal balance among value, blend, and growth styles.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 97%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more growth-style equity funds and emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks. Both funds have gradually increased their large-cap and mid-cap investments while reducing small-cap, and have slightly increased their growth-style investments.

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 6-30 each year – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

The value of an investment in Pearl Total Return Fund grew 104.22% during the last 5 years and 192.24% over the last 10 years (not annualized).

Pearl Total Return Fund outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006 — and again outperformed in 2007 year-to-date. See page 2.

Performance of Pearl Total Return Fund and Comparison Indexes through 6-30-07:

	Year-to- Date, not annualized	1 year	3 years	5 years	10 years
Average Annual Total Returns for periods ended 6-30-07 with dividends reinvested:
Pearl Total Return Fund	+ 8.40%	+ 20.81%	+ 17.63%	+ 15.35%	+ 11.32%
Dow Jones Wilshire 5000 Index (Full Cap)	+ 7.56%	+ 20.41%	+ 12.82%	+ 12.00%	+ 7.70%
MSCI World Index	+ 9.17%	+ 23.59%	+ 16.73%	+ 14.00%	+ 7.05%
Standard & Poor’s 500 Index	+ 6.96%	+ 20.59%	+ 11.68%	+ 10.71%	+ 7.13%

*	See page 12 for information on expenses. See page 15 for a description of each index.

Did you know ?

Our Pearl Investment Management Team — Rob Solt, Dave Stanley, and Rich Phillips – together have over 43 years of experience in mutual funds investment management.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform the 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 6-30-07:

3 years
Annualized Standard Deviations:
Pearl Total Return Fund	7.55%
Dow Jones Wilshire 5000 Index (Full Cap)	8.03%
MSCI World Index	7.84%
Standard & Poor’s 500 Index	7.40%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 6-30-07:

3 years
Sharpe Ratios:
Pearl Total Return Fund	+ 1.67
Dow Jones Wilshire 5000 Index (Full Cap)	+ 1.07
MSCI World Index	+ 1.53
Standard & Poor’s 500 Index	+ 1.02

See page 15 for a description of each index.

Pearl Total Return Fund’s risk-adjusted performance was better than all 3 comparison indexes during the past 3 years through June 30, 2007.

Did you know?

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds.

Pearl Management Company does not manage any other fund or account except Pearl Management Company’s own investment assets.

We believe this single focus helps your Management

to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a + 8.40% total return for the 6 months ended June 30, 2007 — and outperformed 2 of the 3 comparison indexes.

•	Your Fund has outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006 — and again outperformed in 2007 year-to-date. See page 2.

•	During the 5 years through 6-30-07, Pearl Total Return Fund was up 104.22% while the 3 comparison indexes were up 78.35% on average (not annualized). See page 1.

•

Your Fund outperformed all 3 comparison indexes during the last 3, 5, and 10 years through 6-30-07. We believe this outperformance is significant because it was achieved during generally rising stock markets, while at all times this Fund had a risk-reducing partial defensive position. Usually less than 80% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See page 4.

•	Pearl Total Return Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years ended 6-30-07. See page 7.

•	Your Fund’s total return was + 8.40% YTD 6-30-07, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003,-10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

•	During the 3-year bear market (2000-2002), Pearl Total Return Fund had 2 up years and only 1 down year. For that 3-year period, your Fund was down only (6.52%) (not annualized).

Net Asset Value and Net Assets of Pearl Total Return Fund at June 30, 2007:

NAV (net asset value) per share:      $16.64 — up 8.40% from $15.35 (after dividends) at 12-31-06.

Net assets:                                          $125,072,058 — up from $106,712,205 at 12-31-06.

Did you know ?

Your investment in either Pearl Fund (or both) gives you instant diversification.

Each Pearl Fund owns shares of 10 or more mutual funds,

and through those mutual funds each Pearl Fund indirectly invests in more than 1,000 stocks.

Pearl Funds offer you an Automatic Investment Plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose.

To begin this plan, the minimum investment is $1,000;

then the minimum monthly investment is $100.

For information, call 866-747-9030 (toll-free)

or go to http://www.pearlfunds.com/application/forms.htm.

(Neither diversification nor systematic investing ensures a profit or guarantees against loss.)

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 6 years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 6-30 each year, from 7-2-01 inception – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

The value of an investment in Pearl Aggressive Growth Fund grew 144.51% during the last 5 years (not annualized) — and outperformed all 3 comparison indexes during the last 1, 3, and 5 years, plus the 6 years since this Fund began operations on July 2, 2001.

Pearl Aggressive Growth Fund outperformed the S&P 500 Index each year since this Fund’s inception on July 2, 2001 — and again outperformed in 2007 year-to-date. See page 2.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-07:

	Year-to- Date, not annualized	1 year	3 years	5 years	6 Years, since inception
Average Annual Total Returns for periods ended 6-30-07 with dividends reinvested:
Pearl Aggressive Growth Fund	+ 11.67%	+ 30.92%	+ 21.93%	+ 19.58%	+ 15.83%
Dow Jones Wilshire 5000 Index (Full Cap)	+ 7.56%	+ 20.41%	+ 12.82%	+ 12.00%	+ 6.62%
MSCI World Index	+ 9.17%	+ 23.59%	+ 16.73%	+ 14.00%	+ 8.51%
Standard & Poor’s 500 Index	+ 6.96%	+ 20.59%	+ 11.68%	+ 10.71%	+ 5.31%

*	See page 12 for information on expenses. See page 15 for a description of each index.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on risk-adjusted total return, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature is more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-07:

3 Years
Annualized Standard Deviations:
Pearl Aggressive Growth Fund	12.34%
Dow Jones Wilshire 5000 Index (Full Cap)	8.03%
MSCI World Index	7.84%
Standard & Poor’s 500 Index	7.40%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-07:

3 Years
Sharpe Ratios:
Pearl Aggressive Growth Fund	+ 1.35
Dow Jones Wilshire 5000 Index (Full Cap)	+ 1.07
MSCI World Index	+ 1.53
Standard & Poor’s 500 Index	+ 1.02

See page 15 for a description of each index.

Pearl Aggressive Growth Fund’s risk-adjusted performance was better than 2 of the 3 comparison indexes during the past 3 years through June 30, 2007.

Did you know?

We give you prompt, personal service. When you call us, a real, live person will take your call.

You can talk with one of our Officers or Portfolio Managers.

You will get a straight answer. If we don’t know the answer, we will find it and get back to you fast.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.

We handle all inquiries, shareholder accounts, and transactions within our one and only office in Muscatine, Iowa. Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a + 11.67% total return for the 6 months ended June 30, 2007 – and outperformed all 3 comparison indexes.

•	Pearl Aggressive Growth Fund outperformed the S&P 500 Index each year since this Fund began operations on July 2, 2001 — and again outperformed in 2007 year-to-date.

•	During the 5 years though June 30, 2007, Pearl Aggressive Growth Fund was up 144.51% while the 3 comparison indexes were up 78.35% on average (not annualized). See page 1.

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years through 6-30-07, plus the 6 years since this Fund’s inception. We believe this outperformance is significant because it was achieved during generally rising stock markets, while this Fund was never 100% invested in stocks. Usually less than 95% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See p. 4.

•	Pearl Aggressive Growth Fund’s risk-adjusted total return outperformed 2 of the 3 comparison indexes during the last 3 years ended 6-30-07. See page 10.

•	Your Fund’s total return was + 11.67% YTD 6-30-07, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003,-17.27% in 2002, and + 0.60% in the last six months of 2001.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at June 30, 2007:

NAV (net asset value) per share:      $16.17 — up 11.67% from $14.48 (after dividends) at 12-31-06.

Net assets:                                          $59,193,203 — up from $47,872,481 at 12-31-06.

Did you know?

All performance and total return figures for each Pearl Fund are net – after deduction of all expenses (all fees, transaction costs, etc.) – including all expenses of your Pearl Fund and all expenses of all the mutual funds in your Fund’s portfolio.

We avoid transaction costs.

Pearl Aggressive Growth Fund has never paid — and Pearl Total Return Fund has not paid since 1998 — any sales charge, commission, or redemption fee.

Current performance, daily prices (net asset value), and month-end portfolio holdings of both Pearl Funds are available at www.pearlfunds.com.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, June 30, 2007

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees. The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated in two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with Other Funds” for details on using the hypothetical data.

Estimating Your Actual Expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the “Expenses paid during the period” section of the table, locate the amount for your Fund. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

December 31, 2006 to June 30, 2007 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1,084.04	1,025.00	4.86	4.72	0.94%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1,116.71	1,025.00	5.14	4.92	0.98%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.

Compare with Other Funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5%

hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds Are No-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund Is a Fund of Funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds performance and total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Pearl Funds shares are available in your state. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States.

We Invite and Welcome Your Calls. 866-747-9030 (toll-free). A real, live person will talk with you — promptly. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly. If we break this promise, tell us and you will receive our personal apology.

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses. Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests. Each Fund is thus subject to two levels of expenses and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments. However, all Pearl Funds performance figures are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2006, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were: Pearl Total Return Fund 2.06%, which was reduced to 1.94% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.41%, reduced to 2.23% by the Manager’s reimbursement. However, all Pearl Funds performance figures are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and therefore does not apply to indirect expenses incurred by the Funds through their investments in the mutual funds in their portfolios. This Limit on Expenses does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings. The Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling toll-free 866-747-9030.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 Index (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not identical to the comparison indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 Index (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

The views expressed in “Performance Review — 2007 Performance Factors” and “Investment Strategy — Current Investment Outlook” reflect the current views of Pearl Management Company. These views are not guarantees of future performance and involve various risks, uncertainties, and assumptions that are difficult to predict, so actual outcome and results may differ significantly from the views expressed. These views are subject to changes at any time based on economic, market, or other conditions. Management disclaims any responsibility to update these views. These views may not be relied upon as investment advice and, because investment decisions for each Fund are based on many factors, may not be relied upon as an indication of investment or trading intent on behalf of a Fund.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS (UNAUDITED)

June 30, 2007

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
Dodge & Cox Balanced Fund	77,423	5.57%	$6,968,866
Dodge & Cox International Stock Fund	269,584	10.55%	13,182,671
First Eagle Overseas Fund, Class I	455,131	9.95%	12,443,271
Keeley Small Cap Value Fund	165,833	3.91%	4,893,743
Kinetics Paradigm Fund, Institutional Class	355,987	8.05%	10,074,419
Kinetics Small Cap Opportunity Fund, Institutional Class	256,136	6.37%	7,965,828
LSV Value Equity Fund	429,746	7.08%	8,852,773
Matthews Asian Growth and Income Fund	432,898	6.96%	8,709,911
Oakmark International Small Cap Fund, Class I	964,213	19.14%	23,941,420
Thornburg International Value Fund, Institutional Class	181,185	4.85%	6,064,273
Thornburg Value Fund, Institutional Class	36,236	1.26%	1,580,628
William Blair International Growth Fund, Class I	180,131	4.53%	5,661,524

TOTAL EQUITY MUTUAL FUNDS		88.22%	110,339,327

Income mutual funds:
PIMCO Total Return Fund, Institutional Class	432,574	3.51%	4,394,956

TOTAL INCOME MUTUAL FUNDS		3.51%	4,394,956

Money market mutual funds:
Vanguard Money Market Prime Fund	3,448,089	2.76%	3,448,089

TOTAL MONEY MARKET FUNDS		2.76%	3,448,089

TOTAL INVESTMENTS (cost $92,055,740, including reinvested dividends)		94.49%	118,182,372

Cash, including money market fund through custodian bank		5.57%	6,968,290
Accrued interest		0.02%	23,377

TOTAL ASSETS		100.08%	125,174,039

LIABILITIES:

Investment manager’s fees payable (Note 5)		0.06%	77,162
Payable to manager for expenses of Fund (Note 5)		0.02%	20,319
Payable for shares redeemed		0.00%	4,500

TOTAL LIABILITIES		0.08%	101,981

NET ASSETS, applicable to 7,518,599 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$125,072,058

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$16.64

NET ASSETS CONSIST OF:
Capital			$92,000,067
Accumulated undistributed net investment income			32,537
Accumulated net realized gains			6,912,822
Net unrealized appreciation in value of investments			26,126,632

TOTAL NET ASSETS			$125,072,058

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2007
INVESTMENT INCOME:

Income:
Dividends, ordinary income	$490,541
Interest on bank account, including money market fund dividends through custodian bank	95,323

TOTAL INVESTMENT INCOME	585,864

Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	441,530
Associations	0
Auditors’ fees	37,239
Chief Compliance Officer compensation	8,245
Chief Compliance Officer expenses	0
Continuing education, Trustees	789
Custodian fees	4,116
Data processing	7,379
Trustees’ fees (Note 7)	44,885
Registration fees	16,845
Insurance	21,463
Legal fees	21,287
Meetings	1,636
Other	690

TOTAL EXPENSES BEFORE REIMBURSEMENT	606,104

Expenses reimbursed by investment manager (Note 5)	(52,777)

TOTAL EXPENSES	553,327

NET INVESTMENT INCOME	32,537

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized gains on investments (securities of unaffiliated issuers)	6,912,822

Change in net unrealized appreciation of investments	2,562,027

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,474,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,507,386

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
INCREASE IN NET ASSETS:

FROM OPERATIONS:

Net investment income	$32,537	$2,151,420

Net realized gains on investments	6,912,822	8,541,001

Change in net unrealized appreciation of investments	2,562,027	7,689,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,507,386	18,381,710

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	(2,151,420)
Dividends from net realized gains	0	(8,541,001)

TOTAL DIVIDENDS	0	(10,692,421)

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (787,507 and 527,716 shares)	12,413,926	8,181,244

Net asset value of shares (0 and 663,904 shares) issued in reinvestment of dividends	0	10,190,930

Paid on redemption of shares (222,005 and 477,258 shares), including exchanges into Pearl Aggressive Growth Fund	(3,561,459)	(7,508,164)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net increase of 565,502 and 714,362 shares)	8,852,467	10,864,010

TOTAL INCREASE IN NET ASSETS	18,359,853	18,553,299

NET ASSETS:

Beginning of period	106,712,205	88,158,906

End of period (including accumulated undistributed net investment income $32,537 and $0, respectively)	$125,072,058	$106,712,205

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS (UNAUDITED)

June 30, 2007

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:
Equity mutual funds:
American Century International Opportunities Fund, Investor Class	152,283	2.88%	$1,705,573
Artisan International Small Cap Fund	416,097	17.40%	10,306,735
Fidelity Leveraged Company Stock Fund	176,232	10.37%	6,138,172
Goldman Sachs Growth & Income Fund, Institutional Class	35,138	1.88%	1,114,930
Janus Contrarian Fund	340,405	11.33%	6,709,390
Keeley Small Cap Value Fund	75,058	3.74%	2,214,958
Kinetics Paradigm Fund, Institutional Class	75,850	3.63%	2,146,556
Lazard Emerging Markets Fund, Institutional Class	238,866	9.77%	5,780,569
Matthews Pacific Tiger Fund	240,473	11.16%	6,605,782
T. Rowe Price Emerging European Mediterranean Fund	92,761	5.47%	3,236,424
Thornburg Core Growth Fund, Institutional Class	281,521	9.59%	5,675,472
Thornburg Value Fund, Institutional Class	59,823	4.41%	2,609,469
US Global Accolade Eastern European Fund	61,781	5.28%	3,123,046
Wasatch Micro Cap Fund	161,654	2.02%	1,193,007

TOTAL EQUITY MUTUAL FUNDS		98.93%	58,560,083

Money market mutual fund:
Vanguard Money Market Prime Fund	7,157	0.01%	7,157

TOTAL INVESTMENTS (cost $46,050,455, including reinvested dividends)		98.94%	58,567,240
Cash, including money market fund through custodian bank		1.13%	669,157
Receivable for PAGF shares sold		0.01%	4,258
Accrued interest		0.00%	100

TOTAL ASSETS		100.08%	59,240,755

LIABILITIES:
Investment manager’s fees payable (Note 5)		0.07%	39,612
Payable to manager for expenses of Fund (Note 5)		0.01%	7,940

TOTAL LIABILITIES		0.08%	47,552

NET ASSETS, applicable to 3,661,691 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$59,193,203

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$16.17

NET ASSETS CONSIST OF:
Capital			$44,695,803
Accumulated undistributed net investment loss			(212,578)
Accumulated net realized gains			2,193,193
Net unrealized appreciation in value of investments			12,516,785

TOTAL NET ASSETS			$59,193,203

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2007
INVESTMENT INCOME (LOSS):

Income:
Dividends, ordinary income	$20,844
Interest on bank account, including money market fund dividends through custodian bank	26,121

TOTAL INVESTMENT INCOME	46,965

Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	217,426
Associations	0
Auditors’ fees	16,761
Chief Compliance Officer compensation	3,755
Chief Compliance Officer expenses	0
Continuing education, Trustees	364
Custodian fees	2,105
Data processing	3,321
Trustees’ fees (Note 7)	20,615
Registration fees	14,121
Insurance	9,628
Legal fees	9,734
Meetings	738
Other	310

TOTAL EXPENSES BEFORE REIMBURSEMENT	298,878

Expenses reimbursed by investment manager (Note 5)	(39,335)

TOTAL EXPENSES	259,543

NET INVESTMENT (LOSS)	(212,578)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized gains on investments (securities of unaffiliated issuers)	2,193,193

Change in net unrealized appreciation of investments	4,105,159

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,298,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,085,774

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
INCREASE IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)	$	(212,578)	$1,026,286

Net realized gains on investments		2,193,193	4,825,111

Change in net unrealized appreciation of investments		4,105,159	2,399,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		6,085,774	8,250,737

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income		0	(1,026,286)
Dividends from net realized gains		0	(4,825,110)

TOTAL DIVIDENDS		0	(5,851,396)

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (457,205 and 540,022 shares)		6,781,645	7,949,059

Net asset value of shares (0 and 385,511 shares) issued in reinvestment of dividends		0	5,582,199
Paid on redemption of shares (102,532 and 164,428 shares), including exchanges into Pearl Total Return Fund		(1,546,697)	(2,427,686)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net increase of 354,673 and 761,105 shares)		5,234,948	11,103,572

TOTAL INCREASE IN NET ASSETS		11,320,722	13,502,913

NET ASSETS:

Beginning of period		47,872,481	34,369,568

End of period (including accumulated undistributed net investment (loss), ($212,578) and $0, respectively)		$59,193,203	$47,872,481

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds’ dividends to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of June 30, 2007, PTRF had no capital loss carry-forward.

PTRF’s cost for federal income tax purposes was $92,055,740, including the amounts of all reinvested dividends, as of June 30, 2007; the aggregate gross unrealized appreciation was $26,270,750; and the aggregate gross unrealized depreciation was ($144,118); resulting in net unrealized appreciation of $26,126,632.

As of June 30, 2007, PAGF had no capital loss carry-forward.

PAGF’s cost for federal income tax purposes was $46,050,455, including the amounts of all reinvested dividends, as of June 30, 2007; the aggregate gross unrealized appreciation was $12,516,785; and the aggregate gross unrealized depreciation was $0; resulting in net unrealized appreciation of $12,516,785.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $25,053,404 and $22,943,655, respectively, for the first half of 2007. Purchases include reinvestments of dividends.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $18,148,526 and $13,485,934, respectively, for the first half of 2007. Purchases include reinvestments of dividends.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager’s combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77%

of each Fund’s net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For the first half of 2007 expenses totaling $52,777 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $667,887 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $125,738 for 2002, $96,067 for 2003, $108,771 for 2004, $153,719 for 2005, and $130,815 for 2006.

For the first half of 2007 expenses totaling $39,335 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $351,243 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $52,276 for 2002, $44,409 for 2003, $53,802 for 2004, $81,868 for 2005, and $79,553 for 2006.

6.	OWNERSHIP OF FUND SHARES. The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 6.20% of PTRF’s outstanding shares, with a net asset value of $7,761,478, as of June 30, 2007. Other entities affiliated with one or more Officers and Directors of the Manager owned 63.15% of PTRF’s outstanding shares as of June 30, 2007.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 7.70% of PAGF’s outstanding shares, with a net asset value of $4,559,258, as of June 30, 2007. Other entities affiliated with one or more Officers and Directors of the Manager owned 53.23% of PAGF’s outstanding shares as of June 30, 2007.

7.	COMPENSATION. The Officers and two Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ seven Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, Charles W. Larson, Jr., and Dr. James P. Stein. The Trustees received fees from the Funds of $65,500 for the first half of 2007 and $113,000 for 2006.

8.	DIVIDENDS. On January 31, 2007, PTRF paid an income dividend of $.342160 per share from 2006 net investment income; a short-term capital gain dividend of $.016064 per share; and a long-term capital gain dividend of $1.342070 per share to shareholders of record on December 31, 2006. On January 31, 2006, PTRF paid an income dividend of $.2334 per share from 2005 net investment income; a short-term capital gain dividend of $.0273 per share; and a long-term capital gain dividend of $1.2483 per share to shareholders of record on December 31, 2005. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2007, PAGF paid an income dividend of $.351299 per share from 2006 net investment income; a short-term capital gain dividend of $.110138 per share; and a long-term capital gain dividend of $1.541458 per share to shareholders of record on December 31, 2006. On January 31, 2006, PAGF paid an income dividend of $.3031 per share from 2005 net investment income; a short-term capital gain dividend of $.1934 per share; and a long-term capital gain dividend of $1.9465 per share to shareholders of record on December 31, 2005. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

9.	RECENT ACCOUNTING PRONOUNCEMENTS. In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The new standard will focus on the inputs used to measure fair value and the effect, if any, on the changes in net assets for the period. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management of the Funds does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the statement of operations for a fiscal period.

In July 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation provides guidance of how the Funds should recognize, measure, present, and disclose in their financial statements any uncertain tax positions that the Funds have taken or expect to take on a tax return.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). Management of the Funds does not believe the adoption of SFAS 159 will impact the amounts represented in the financial statements. However, additional disclosures may be required.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
SELECTED PER- SHARE DATA derived from the financial statements:

Net asset value, beginning of period	$15.35		$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23	$10.94

Income from Investment Operations

Net investment income	0.00		0.34	0.23	0.28	0.20	0.09	0.12	0.69	0.45	0.23	0.42

Net realized and unrealized gains (losses) on investments	1.29		2.58	1.39	1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29	1.19

Total investment operations	1.29		2.92	1.62	2.13	3.39	(1.16)	0.33	0.19	2.82	0.52	1.61

Less Dividends (Note 7)

Dividends from net investment income	None		(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)	(0.42)
Dividends from net realized capital gains on investments	None		(1.36)	(1.28)	(0.52)	None	None	None	(1.12)	(0.66)	(1.07)	(0.90)

Total dividends	None		(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)	(1.32)

Net asset value, end of period	$16.64		$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23

Total Return	8.40%		20.67%	11.55%	16.83%	35.73%	(10.75%)	3.13%	1.56%	26.99%	4.60%	14.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	$125,072		$106,712	$88,159	$74,058	$56,352	$39,928	$46,807	$58,875	$59,603	$48,752	$46,662
Ratio of net expenses to average net assets	0.94	% *	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%	0.93%
Ratio of gross expenses to average net assets	1.04	% *	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%	0.93%
Ratio of net investment income to average net assets	0.06	% *	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%	3.82%
Ratio of total investment income less gross expenses to average net assets	-0.04	% *	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%	3.86%
Portfolio turnover (excluding money market mutual funds)	42	% *	15%	24%	34%	34%	55%	50%	78%	85%	79%	55%

*	Annualized

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended June 30, 2007		Year ended December 31,					Period July 2, 2001 (inception) through December 31, 2001
			2006	2005	2004	2003	2002
SELECTED PER-SHARE DATA derived from the financial statements:

Net asset value, beginning of period	$14.48		$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations

Net investment income (loss)	(0.06)		0.35	0.30	0.15	(0.03)	(0.07)	0.06

Net realized and unrealized gains (losses) on investments	1.75		2.63	2.13	2.06	4.40	(1.64)	0.00

Total investment operations	1.69		2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 7)

Dividends from net investment income	None		(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	None		(1.65)	(2.14)	(1.11)	None	None	(0.10)

Total dividends	None		(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$16.17		$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	11.67%		22.10%	18.01%	17.60%	53.36%	(17.27)%	0.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	$59,193		$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	0.98	%*	0.98%	0.98%	0.98%	0.98%	0.98%	0.96	%*
Ratio of gross expenses to average net assets	1.10	%*	1.16%	1.24%	1.20%	1.22%	1.31%	2.07	%*
Ratio of net investment income (loss) to average net assets	-0.78	%*	2.45%	2.21%	1.17%	(0.29)%	(0.82)%	1.48	%*
Ratio of total investment income (loss) less gross expenses to average net assets	-0.94	%*	2.26%	1.94%	0.93%	(0.55)%	(1.15)%	0.60	%*
Portfolio turnover (excluding money market mutual funds)	51	% *	24%	44%	29%	47%	56%	13	% *

*	Annualized

See notes to financial statements.

www.pearlfunds.com
E-mail: info@pearlfunds.com
2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101

PEARL® FUNDS

Item 2. Code of Ethics.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to this filing on Form N-CSR of a semi-annual report.

	(2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibit (a)(2).

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date: August 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date: August 31, 2007